Total Number of Pages: 44
Exhibit Index on Sequential Page No.:  4


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT




                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): November 27, 1996


                                ORNDA HEALTHCORP
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


        1-11591                                       75-1776092
(Commission File Number)                     (IRS Employer Identification No.)

3401 West End Avenue, Nashville, Tennessee              37203
(Address of principal executive office)               (Zip Code)

Registrant's telephone number, including area code:  (615) 383-8599

Item 5.           Other Events.

On November 27, 1996, OrNda HealthCorp (the "Company") executed a Second Amendment to Amended and Restated Credit, Security, Guaranty and Pledge Agreement dated as of November 26, 1996 (the "Amended Credit Facility") among the Company and two of its subsidiaries (OrNda Hospital Corporation and AHM Acquisition Co., Inc.) as Borrowers, the Guarantors named therein, the Lenders named therein, The Bank of Nova Scotia ("Scotiabank") as Administrative Agent for the Lenders, Scotiabank and Citicorp USA Inc. ("Citicorp") as Co-Syndication Agents for the Lenders, Citicorp as Documentation Agent for the Lenders, General Electric Capital Corporation, The Industrial Bank of Japan Limited, New York Branch, The Long-Term Credit Bank of Japan Limited, New York Branch, NationsBank N.A., The Toronto-Dominion Bank and Wells Fargo Bank, as Co- Agents for the Lenders, and AmSouth Bank of Alabama, Bank of America NT & SA, CoreStates Bank, N.A., Credit Lyonnais Cayman Island Branch, Creditanstalt-Bankverein and Deutsche Bank AG, New York and/or Cayman Islands Branch, as Lead Managers for the Lenders. The Amended Credit Facility increases the Company's bank credit facility from $866 million to $1.2 billion. The Amended Credit Facility became effective on November 27, 1996.

The Amended Credit Facility, which matures October 30, 2001, consists of (i) a revolving commitment of $774 million (previously, $440 million) for general corporate purposes (including, without limitation, acquisitions) and to issue up to $75 million of letters of credit and (ii) a $426 million term loan (principal amount unchanged by the Amendment) borrowed originally by the Company to refinance debt under the Company's previous bank credit facility, payable in quarterly installments, commencing August 31, 1997. As of November 30, 1996, the Company had approximately $792.6 million of borrowings and letters of credit outstanding under the Amended Credit Facility.

In certain circumstances, the Company is required to make principal prepayments on the Amended Credit Facility, including the receipt of proceeds from the issuance of additional subordinated indebtedness, the receipt of proceeds from the sale of certain accounts receivable, the receipt of proceeds from the sale and leaseback of assets, certain asset sale proceeds not used to acquire additional assets within a specified period and 50% of the proceeds from certain issuances of equity securities after March 15, 1996 in excess of $50 million. The Company may prepay all or part of the outstanding Amended Credit Facility without penalty at any time.

The Amended Credit Facility provides the Company with improved interest rate pricing compared to the prior bank credit facility. Loans under the Amended Credit Facility bear interest, at the option of the Company, at a rate equal to either (i) the "alternate base rate" plus a margin which ranges from 0.00% to 0.50% (depending on the Company's leverage ratio) or (ii) the LIBOR rate plus a margin which ranges from 0.625% to 1.50% (depending on the Company's leverage ratio).

The Amended Credit Agreement also provides the Company with additional covenant flexibility compared to the prior bank credit faciltiy. However, the Amended Credit Facility limits, among other things, under certain circumstances, the Company's ability to incur additional indebtedness, incur liens, make investments, make capital expenditures, sell material assets, acquire the capital stock or assets of another business, or pay dividends. The Amended Credit Facility also requires the Company to maintain a specified net worth and meet or exceed certain coverage and leverage ratios. Indebtedness under the Amended Credit Facility is secured by a perfected first priority security interest in the stock of all existing and future subsidiaries of the Company, inter-company notes of indebtedness, majority-owned partnerships, and certain specified investments, and is guaranteed by all active subsidiaries of the Company.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

         (c)      Exhibits.

         4        Second Amendment to Amended and Restated
                  Credit, Security, Guaranty and Pledge Agreement dated as of November 26, 1996,among the Company, OrNda Hospital Corporation and AHM Acquisition Co., Inc. as Borrowers, the Guarantors named therein, the Lenders named therein, The Bank of Nova Scotia ("Scotiabank") as Administrative Agent for the Lenders, Scotiabank and Citicorp
                  USA Inc. ("Citicorp") as Co-Syndication Agents for the Lenders, Citicorp as Documentation Agent for the Lenders, General Electric Capital Corporation, The Industrial Bank of Japan Limited, New York Branch, The Long-Term Credit Bank of Japan Limited, New York Branch, NationsBank N.A., The Toronto-Dominion Bank and Wells Fargo Bank, as Co-Agents for the Lenders, and AmSouth Bank of Alabama, Bank of America NT & SA, CoreStates Bank, N.A., Credit Lyonnais Cayman Island Branch, Creditanstalt-Bankverein and Deutsche Bank AG,
                  New York and/or Cayman Islands Branch, as Lead Managers for the Lenders.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ORNDA HEALTHCORP

                                        By: /s/Ronald P. Soltman
                                            Ronald P. Soltman
                                            Senior Vice President


Date:    December 5, 1996

                                  EXHIBIT INDEX

                                                                      Sequential
No.               Subject Matter                                        Page No.

4                 Second Amendment to Amended and Restated
                  Credit, Security, Guaranty and Pledge Agreement
                  dated as of November 26, 1996,among the Company,
                  OrNda Hospital Corporation and AHM Acquisition
                  Co., Inc. as Borrowers, the Guarantors named
                  therein, the Lenders named therein, The Bank
                  of Nova Scotia ("Scotiabank") as Administrative
                  Agent for the Lenders, Scotiabank and Citicorp
                  USA Inc. ("Citicorp") as Co-Syndication Agents
                  for the Lenders, Citicorp as Documentation Agent
                  for the Lenders, General Electric Capital
                  Corporation, The Industrial Bank of Japan Limited,
                  New York Branch, The Long-Term Credit Bank of
                  Japan Limited, New York Branch, NationsBank N.A.,
                  The Toronto-Dominion Bank and Wells Fargo Bank,
                  as Co-Agents for the Lenders, and AmSouth Bank of
                  Alabama, Bank of America NT & SA, CoreStates Bank,
                  N.A., Credit Lyonnais Cayman Island Branch,
                  Creditanstalt-Bankverein and Deutsche Bank AG,
                  New York and/or Cayman Islands Branch, as Lead
                  Managers for the Lenders..............................      5

                                                                       Exhibit 4

                                                                [CONFORMED COPY]


                               SECOND AMENDMENT TO
                          AMENDED AND RESTATED CREDIT,
                     SECURITY, GUARANTY AND PLEDGE AGREEMENT

         This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT, SECURITY, GUARANTY AND PLEDGE AGREEMENT, dated as of November 26, 1996 (this "Amendment"), is entered into by and among ORNDA HEALTHCORP, a Delaware corporation ("OrNda"), ORNDA HOSPITAL CORPORATION (formerly known as Summit Hospital Corporation), a California corporation ("OHC"), and AHM ACQUISITION CO., INC., a Delaware corporation ("AHM Acquisition") (individually, a "Borrower" and collectively, the "Borrowers"), the Persons named as Guarantors parties hereto (individually, a "Guarantor" and collectively, the "Guarantors"), the Persons (together with any of their respective Affiliates signatories hereto) named as Lenders parties hereto (individually, a "Lender" and collectively, the "Lenders"), THE BANK OF NOVA SCOTIA, a Canadian chartered bank ("Scotiabank"), as administrative agent (in such capacity, the "Administrative Agent") for itself and the other Lenders, CITICORP USA INC., a Delaware corporation ("Citicorp"), as Documentation Agent for the Lenders, Scotiabank and Citicorp, as co-syndication agents (in such capacity, the "Co-Syndication Agents") for themselves and the other Lenders , GENERAL ELECTRIC CAPITAL CORPORATION, THE INDUSTRIAL BANK OF JAPAN, LIMITED, NEW YORK BRANCH, THE LONG-TERM CREDIT BANK OF JAPAN LIMITED, NEW YORK BRANCH, NATIONSBANK N.A., THE TORONTO-DOMINION BANK and WELLS FARGO BANK, as Co-Agents for themselves and the other Lenders, and AMSOUTH BANK OF ALABAMA, BANK OF AMERICA NT & SA, CORESTATES BANK, N.A., CREDIT LYONNAIS CAYMAN ISLAND BRANCH, CREDITANSTALT- BANKVEREIN and DEUTSCHE BANK AG, NEW YORK AND/OR CAYMAN ISLANDS BRANCH, as Lead Managers for themselves and the other Lenders.


                              W I T N E S S E T H:

         WHEREAS, the Borrowers, the Guarantors, various financial institutions (the "Existing Lenders") and the Agents have heretofore entered into the Amended and Restated Credit, Security, Guaranty and Pledge Agreement, dated as of October 27, 1995 (together with all Exhibits, Schedules and attachments thereto, in each case as amended by the First Amendment and Limited Waiver to Amended and Restated Credit, Security, Guaranty and Pledge Agreement, dated as of September 12, 1996, or otherwise modified prior to the date hereof, the "Credit Agreement");

         WHEREAS, the Borrowers desire to amend certain provisions of the Credit Agreement to, among other things,

                  (a) provide for an increase in (i) the Reducing Revolving Commitment Amount in a maximum aggregate amount equal to $333,750,000 and (ii) the sub-facility for Letters of Credit in a maximum aggregate stated amount equal to $25,000,000;

                  (b) postpone the payment of Term Loans scheduled on November 30, 1996, February 28, 1997 and May 31, 1997 to the last four principal amortization dates of the Term Loans, including the Maturity Date;

                  (c) reduce the Applicable Margin applicable to the Loans;

                  (d)  reduce the Commitment Fee Rate; and

                  (e) amend the terms of certain covenants contained in the Credit Agreement;

         WHEREAS, the Guarantors will derive substantial benefits from the amendments effected hereby; and

         WHEREAS, the Agents and the other Lender Parties are willing, on and subject to the terms and conditions set forth below, to amend certain provisions of the Credit Agreement as provided below (the Credit Agreement, as amended pursuant to the terms of this Amendment, being referred to as the "Amended Credit Agreement") below;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Borrowers, the Guarantors, the Agents and the other Lender Parties hereby agree as follows:


PART I

                                   DEFINITIONS

         SUBPART 1.1. Certain Definitions. The following terms (whether or not underscored) when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "Administrative Agent" is defined in the preamble.

         "AHM Acquisition" is defined in the preamble.

         "Amended Credit Agreement" is defined in the fourth recital.

         "Amendment" is defined in the preamble.

         "Borrower" and "Borrowers" are defined in the preamble.

         "Citicorp" is defined in the preamble.

         "Co-Syndication Agents" is defined in the preamble.

         "Credit Agreement" is defined in the first recital.

         "Existing Lenders" is defined in the first recital.

         "Existing Total Exposure Amount" means, with respect to each Lender, an amount equal to the sum of (a) the outstanding principal amount of all Term Loans of such Lender after giving effect to the reallocation thereof pursuant to Subpart 4.1.1(b) as set forth on Schedule II attached hereto and (b) the outstanding Reducing Revolving Loan Commitment Amount of such Lender after giving effect to the reallocation thereof pursuant to Subpart 4.1.1(b) as set forth on Schedule II attached hereto.

         "Guarantor" and "Guarantors" are defined in the preamble.

         "Lender" and "Lenders" are defined in the preamble.

         "New Exposure Amount" means, with respect to each Lender, an amount equal to the excess of (a) the aggregate sum of (i) the outstanding principal amount of all Term Loans of such Lender after giving effect to Part II hereof as set forth on Schedule I attached hereto and (ii) the outstanding Reducing Revolving Loan Commitment Amount of such Lender after giving effect to Part II hereof as set forth on Schedule I attached hereto over (b) such Lender's Existing Total Exposure Amount.

         "OHC" is defined in the preamble.

         "Scotiabank" is defined in preamble.

         "Second Amendment Effective Date" is defined in Subpart 3.1.

         SUBPART 1.2. Other Definitions. Terms for which meanings are provided in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.


                                     PART II

                                   AMENDMENTS

         Effective on (and subject to the occurrence of) the Second Amendment Effective Date, the Credit Agreement is hereby amended in accordance with this Part II; except as so amended or modified by this Amendment, the Credit Agreement shall continue in full force and effect.

         SUBPART 2.1. Amendments to Article I. Article I of the Credit Agreement is hereby amended in accordance with Subparts 2.1.1 through 2.1.3.

         SUBPART 2.1.1. Section 1.1 ("Definitions") of the Credit Agreement is hereby amended by deleting the defined terms "Base Acquisition Level" and "Base Acquisition Levels" in such Section.

         SUBPART 2.1.2. Section 1.1 ("Definitions") of the Credit Agreement is hereby amended by inserting in such Section the following definitions in the appropriate alphabetical order:

                  "Second Amendment" means the Second Amendment to Amended and Restated Credit, Security, Guaranty and Pledge Agreement, dated as of November 26, 1996, among the Borrowers, the Guarantors parties thereto, the Agents and the other Lender Parties.

                  "Second Amendment Effective Date" is defined in
         Subpart 3.1 of the Second Amendment.

         SUBPART 2.1.3. Section 1.1 of the Credit Agreement is hereby further amended as follows:

         (a) The definition of "Applicable Margin" is hereby amended in its entirety to read as follows:

                  "Applicable Margin" means, during the applicable periods set forth below: (a) with respect to the unpaid principal amount of each Loan maintained at the Fixed Rate, the applicable percentage rate per annum set forth below in the column entitled "Applicable Margin for Fixed Rate Loans"; and (b) with respect to the unpaid principal amount of each Loan maintained at the Floating Rate, the applicable percentage rate per annum set forth below in the column entitled "Applicable Margin for Floating Rate Loans".

          Consolidated                      Applicable Margin                     Applicable Margin
           Cash Flow                         For Fixed Rate                         For Floating
              Ratio                               Loans                              Rate Loans
>4.00:1.00                                       1.500%                                 .500%
>3.50:1.00                                       1.250%                                 .250%

                                       4

>3.00:1.00                                       1.000%                                 .000%
>2.50:1.00                                        .875%                                 .000%
<2.50:1.00                                        .625%                                 .000%

                  The Consolidated Cash Flow Ratio used to compute the Applicable Margin shall be the Consolidated Cash Flow Ratio set forth in the Compliance Certificate most recently delivered by OrNda to the Administrative Agent pursuant to Section 5.1(d). Changes in the Applicable Margin resulting from a change in the Consolidated Cash Flow Ratio shall become effective upon delivery by OrNda to the Administrative Agent of a new Compliance Certificate pursuant to
         Section 5.1(d). If OrNda shall fail to deliver a Compliance Certificate as required pursuant to Section 5.1(d), the Applicable Margin from and including the date OrNda was required to deliver such Compliance Certificate to the Administrative Agent until the date OrNda does deliver such Compliance Certificate to the Administrative Agent shall conclusively be presumed to equal the highest relevant Applicable Margin set forth above.

         (b) The definition of "CAPEX Step-Up Amount" is hereby amended in its entirety to read as follows:

                  "CAPEX Step-Up Amount" for any Fiscal Year of OrNda means an amount equal to the sum during such Fiscal Year of (a) the Carry-Forward Amount for such Fiscal Year which is not utilized during such Fiscal Year for Permitted Acquisitions in accordance with Section
         6.6 or for Capital Expenditures in accordance with Section 6.19, plus
         (b) 100% of the Cash proceeds from the issuance after the Restatement Effective Date of any equity securities (including, without limitation, any Approved Preferred Stock) by OrNda or any Consolidated Subsidiary that were used to make Capital Expenditures pursuant to Section 6.19 within one year of such issuance, plus (c) for all Persons acquired by OrNda or any Consolidated Subsidiary for aggregate consideration exceeding $5,000,000 in any Fiscal Year (or portion thereof) ending on or after the Second Amendment Effective Date, an amount equal to 40% of the sum of (A) Pro Forma EBITDA of all Persons so acquired during such Fiscal Year plus (B) EBITDA for the Trailing Period for all Persons so acquired in any prior Fiscal Year of OrNda.

         (c) The definition of "Carry-Forward Amount" is hereby amended in its entirety to read as follows:

                  "Carry-Forward Amount" means, as of any date of determination thereof, an amount equal to the excess, if any, of (a) the amount of Consolidated Capital Expenditures permitted to be incurred by OrNda and the Consolidated
         Subsidiaries during the Fiscal Year immediately preceding such determination date in accordance with Section 6.19, over (b) the amount of Consolidated Capital Expenditures incurred by OrNda and the Consolidated Subsidiaries for such immediately preceding Fiscal Year; provided, however, that (i) in any event the "Carry-Forward Amount" shall, for the purposes of any determination thereof, be net of any portion thereof which constituted part of the Acquisition Step-Up Amount or the CAPEX Step-Up Amount during such preceding Fiscal Year and was actually utilized for Permitted Acquisitions or Capital Expenditures, respectively, (ii) under no circumstances shall the net "Carry-Forward Amount" exceed $75,000,000 in any Fiscal Year of OrNda,
         (iii) if the "Carry-Forward Amount" is not used in full in any Fiscal Year of OrNda, it may not be carried forward to any subsequent Fiscal Year of OrNda, (iv) no portion of the "Carry-Forward Amount" shall be used in any Fiscal Year of OrNda until the entire amount of the Capital Expenditures permitted to be made or incurred in such Fiscal Year pursuant to Section 6.19 (exclusive of any portion thereof attributable to the "Carry-Forward Amount") shall have been so used, and (v) the "Carry-Forward Amount" for the 1995 Fiscal Year shall be equal to $15,000,000.

         (d) The definition of "Commitment Fee Rate" is hereby amended in its entirety to read as follows:

                  "Commitment Fee Rate" means the applicable percentage set forth below in the column entitled "Commitment Fee Rate".


            Consolidated
           Cash Flow Ratio                        Commitment Fee Rate
             >4.00:1.00                                 .3750%
             >3.50:1.00                                 .3750%
             >3.00:1.00                                 .3250%
             >2.50:1.00                                 .2500%
             <2.50:1.00                                 .2000%

                  The Consolidated Cash Flow Ratio used to compute the Commitment Fee Rate shall be the Consolidated Cash Flow Ratio set forth in the Compliance Certificate most recently delivered by OrNda to the Administrative Agent pursuant to Section 5.1(d); changes in the Commitment Fee Rate resulting from a change in the Consolidated Cash Flow Ratio shall become effective upon delivery by OrNda to the Administrative Agent of a new Compliance Certificate pursuant to Section 5.1(d). If OrNda shall fail to deliver a Compliance Certificate as required pursuant to Section 5.1(d), the Commitment Fee Rate from and including the date OrNda was required to deliver such Compliance Certificate to the Administrative Agent until the date OrNda does deliver such Compliance Certificate to the Administrative Agent shall conclusively be presumed to equal the highest Commitment Fee Rate set forth above.

         (e) The definition of "Reducing Revolving Commitment Amount" is hereby amended in its entirety to read as follows:

                  "Reducing Revolving Commitment Amount" means, with respect to all the Reducing Revolving Lenders, $773,750,000, as such amount may be reduced from time to time pursuant to Section 2.4.

         SUBPART 2.2. Amendments to Article II. Article II of the Credit Agreement is hereby amended in accordance with Subparts 2.2.1 through 2.2.9.

         SUBPART 2.2.1. Clause (a) of Section 2.1 ("Loans and Commitments") of the Credit Agreement is hereby amended in its entirety to read as follows:

                  (a) Subject to the terms and conditions hereof and of the Second Amendment, each Reducing Revolving Lender agrees, severally and for itself alone, that as of the Second Amendment Effective Date and before the making of any additional Reducing Revolving Loan on or after the Second Amendment Effective Date, such Lender shall be deemed to have made a revolving loan in a principal amount equal to the amount set forth opposite its name on Schedule II to the Second Amendment under the heading "Outstanding Reducing Revolving Loans".

         SUBPART 2.2.2. Clause (b) of Section 2.1 ("Loans and Commitments") of the Credit Agreement is hereby amended in its entirety to read as follows:

                  (b) Subject to the terms and conditions hereof and of the Second Amendment, each Term Loan Lender agrees, severally and for itself alone, that as of the Second Amendment Effective Date, such Lender shall be deemed to have made a term loan in a principal amount equal to the amount set forth opposite its name on Schedule II to the Second Amendment under the heading "Outstanding Term Loans".

         SUBPART 2.2.3. Clause (c) of Section 2.1 ("Loans and Commitments") of the Credit Agreement is hereby amended in its entirety to read as follows:

                  (c) Subject to the terms and conditions hereof and of the Second Amendment, at any time and from time to time from the Second Amendment Effective Date to (but not including) the Reducing Revolving Commitment Termination Date, each Reducing Revolving Lender agrees, severally and for itself alone, that it shall, pro rata according to such Lender's Reducing Revolving Pro Rata Share of the Reducing Revolving Loan Commitment Amount, make Reducing Revolving Loans to the Borrowers in such amounts as the Borrowers may request; provided, that after giving effect to each such Reducing Revolving Loan, the aggregate outstanding principal amount of all Reducing Revolving Loans (i) of all Reducing Revolving Lenders does not exceed an amount equal to the excess of the Reducing Revolving Commitment Amount over the aggregate amount of all Letter of Credit Obligations then outstanding, and (ii) of such Reducing Revolving Lender does not exceed such Lender's Reducing Revolving Pro Rata Share of an amount equal to the excess of the Reducing Revolving Commitment Amount over the aggregate amount of all Letter of Credit Obligations then outstanding. On and subject to the conditions hereof, the Borrowers may from time to time, prior to October 30, 2001, borrow, prepay and reborrow the Reducing Revolving Loans.

         SUBPART 2.2.4. Clause (b) of Section 2.2 ("Letters of Credit") of the Credit Agreement is hereby amended in its entirety to read as follows:

                  (b) Subject to the terms and conditions hereof and of the Second Amendment, at any time and from time to time from the Second Amendment Effective Date to (but not including) the Reducing Revolving Commitment Termination Date, Scotiabank shall arrange, pursuant to the terms of this Section 2.2, for the issuance by the Letter of Credit Issuer of such Letters of Credit as the Borrowers may request by a Request for Letter of Credit; provided, that after giving effect to the Letter of Credit Obligations incurred by the Lenders as a result thereof, (i) the aggregate amount of all Letter of Credit Obligations then outstanding does not exceed $75,000,000, and (ii) the Loan Facility Usage of the Reducing Revolving Commitment (x) of all the Reducing Revolving Lenders does not exceed the Reducing Revolving Commitment Amount and (y) of each Reducing Revolving Lender does not exceed such Reducing Revolving Lender's Reducing Revolving Pro Rata Share of the Reducing Revolving Commitment Amount. All Letters of Credit arranged for by Scotiabank hereunder shall be standby letters of credit, reasonably deemed necessary by the Borrowers to support obligations of the Borrowers and the Consolidated Subsidiaries which are of the type supported by letters of credit on the Restatement Effective Date or which are incurred in the ordinary course of business of OrNda and the Consolidated Subsidiaries. The term of any Letter of Credit shall not exceed one year and in no event shall any amounts be payable thereunder beyond the Maturity Date.

         SUBPART 2.2.5. Clause (a) of Section 2.3 ("Participating Interests in Letter of Credit Obligations") of the Credit Agreement is hereby amended in its entirety to read as follows:

                  (a) Subject to the terms and conditions hereof and of the Second Amendment, each Reducing Revolving Lender agrees, severally and for itself alone, that as of the Second Amendment Effective Date and before giving effect to the issuance of any new Letter of Credit on the Second Amendment Effective Date, such Lender shall be deemed to have outstanding participating interests in Letter of Credit Obligations in an aggregate amount equal to the amount set forth opposite its name on
         Schedule II to the Second Amendment under the heading "Outstanding Participating Interests in LC Obligations".

         SUBPART 2.2.6. Clause (b) of Section 2.4.2 ("Mandatory Reduction of Lenders' Commitments") of the Credit Agreement is hereby amended in its entirety to read as follows:

                  (b) On each date set forth below, the Reducing Revolving Commitment Amount shall be permanently reduced by the amount set forth opposite each such date:


                                                 Reducing Revolving
                        Date                      Commitment Amount

                   October 30, 1998                  $50,000,000
                   October 30, 1999                  $50,000,000
                   October 30, 2000                  $90,000,000
                   October 30, 2001                 $583,750,000

                  In addition, if all the Term Loans have been paid in full, the Reducing Revolving Commitment Amount shall be permanently reduced on the applicable dates on which mandatory prepayments of Loans shall be required to be made pursuant to such Section 2.5.3(a) by an aggregate amount equal to the remaining balance of all proceeds which would have been applied by the Borrowers to the prepayment of the Term Loans if Term Loans had been outstanding on such dates in the amount of such remaining balance. All such reductions in the Reducing Revolving Commitment Amount shall be applied against the scheduled annual reductions of the Reducing Revolving Commitment Amount set forth above in this paragraph (b) (i) in the inverse order, in the case of (A) Excess Asset Sale Proceeds derived from Net Cash
         Proceeds as a result of Dispositions of Accounts (other than pursuant to the sale of a Subsidiary of OrNda or all or substantially all of the assets of a Subsidiary of OrNda, in each case in accordance with the terms hereof) and (B) Subordinated Debt Proceeds and (ii) pro rata in the case of (A) Excess Asset Sale Proceeds derived from all other Net Cash Proceeds as a result of all other types of Dispositions, (B) Equity Proceeds and (C) Sale and Leaseback Proceeds (other than any Short-Term Sale and Leaseback Proceeds).

         SUBPART 2.2.7. Section 2.5.1 ("Repayment of Loans") of the Credit Agreement is hereby amended in its entirety to read as follows:

                  SECTION 2.5.1. Repayment of the Loans. The Borrowers jointly and severally agree to repay in full the unpaid principal amount of each Loan on the Maturity Date. In addition, the Borrowers jointly and severally agree (subject to Sections 2.5.2 and 2.5.3), on each Quarterly Payment Date set forth below, to make scheduled quarterly payments on the Term Loans in the amounts set forth below,


Quarterly Payment Date                                           Amount
February 29, 1996                                           $11,250,000
May 31, 1996                                                $11,250,000
August 31, 1996                                             $11,250,000
November 30, 1996                                           $         0
February 28, 1997                                           $         0
May 31, 1997                                                $         0
August 31, 1997                                             $13,750,000
November 30, 1997                                           $13,750,000
February 28, 1998                                           $18,750,000
May 31, 1998                                                $18,750,000
August 31, 1998                                             $18,750,000
November 30, 1998                                           $18,750,000
February 28, 1999                                           $21,250,000

Quarterly Payment Date                                           Amount
May 31, 1999                                                $21,250,000
August 31, 1999                                             $21,250,000
November 30, 1999                                           $21,250,000
February 29, 2000                                           $23,750,000
May 31, 2000                                                $23,750,000
August 31, 2000                                             $23,750,000
November 30, 2000                                           $23,750,000
February 28, 2001                                           $35,000,000
May 31, 2001                                                $35,000,000
August 31, 2001                                             $35,000,000
Maturity Date                                               $38,750,000

         SUBPART 2.2.8. Section 2.10 ("Commitment Fees") of the Credit Agreement is hereby amended in its entirety to read as follows:

                  SECTION 2.10. Commitment Fees. From and after the Second Amendment Effective Date:

                           (a) The Borrowers jointly and severally agree to pay
                  to the Administrative Agent, for the account of each Reducing Revolving Lender according to that Lender's Reducing Revolving Pro Rata Share of the Reducing Revolving Commitment Amount, a commitment fee equal to the Commitment Fee Rate per annum of the average daily amount by which the Reducing Revolving Commitment Amount exceeds the Loan Facility Usage with respect thereto.

                           (b) All commitment fees shall accrue daily commencing
                  on the Second Amendment Effective Date and be payable in arrears on each Quarterly Payment Date and each relevant Commitment Termination Date with respect to each type of Loan.

         SUBPART 2.2.9. Section 2.26 ("Replacement Notes") of the Credit Agreement is hereby amended in its entirety to read as follows:

                  SECTION 2.26. Replacement Notes. Each Lender's Loans shall be evidenced by a Note payable to the order of such Lender in a maximum principal amount equal to such Lender's Pro Rata Share (as of the Second Amendment Effective Date) of all Term Loans or Reducing Revolving Loan Commitment

         Amount. Each Reducing Revolving Note and each
         Term Loan Note issued on the Second Amendment Effective Date shall, to the extent it evidences any portion of a Loan which was sold and assigned to such Lender pursuant to Subpart 4.1.1(b) of the Second Amendment, be issued in substitution and exchange for, and not in satisfaction or payment of, the existing Note that evidenced such existing Loan before giving effect to the Second Amendment, and the Indebtedness (together with the obligation to pay accrued interest thereon) originally owing to the applicable Existing Lender (as defined in the Second Amendment) and to be evidenced by such replacement Notes delivered pursuant to the Second Amendment shall be (and the Borrowers hereby acknowledge and agree that such Indebtedness is) a continuing Indebtedness, and nothing herein or therein contained shall be construed to release or terminate any Lien or security interest given to secure such Indebtedness. The Borrowers hereby irrevocably authorize each Lender to make (or cause to be made) appropriate notations on the grid attached to such Lender's Note (or on any continuation of such grid), which notations, if made, shall evidence, inter alia, the date of, the outstanding principal of, and the interest rate and Interest Period applicable to the Loans evidenced thereby. Such notations shall be conclusive and binding on the Borrowers absent manifest error; provided, however, that the failure of any Lender to make any such notations shall not limit or otherwise affect any Obligations of the Borrowers or any other Credit Party.

         SUBPART 2.3. Amendments to Article III. Article III of the Credit Agreement is hereby amended in accordance with Subparts 2.3.1 and 2.3.2.

         SUBPART 2.3.1. Section 3.5 ("Investments; Subsidiaries") of the Credit Agreement is hereby amended in its entirety to read as follows:

                  SECTION 3.5 Investments; Subsidiaries. (a) Annexed as Schedule 3.5(a) to the Second Amendment is a correct and complete list as of the Second Amendment Effective Date of all Subsidiaries of OrNda, other than Joint Ventures, showing as to each such Subsidiary its name, the jurisdiction of its incorporation and the ownership, by Borrower or Subsidiary, of the capital stock of each such Subsidiary, and indicating which Subsidiaries are Hospital Subsidiaries.

                  (b) Annexed as Schedule 3.5(b) to the Second Amendment is a correct and complete list as of the Second Amendment Effective Date of all Joint Ventures and related Joint Venture Agreements, other than Joint Ventures the book value of the Borrowers' Investment in which does not exceed $1,500,000 in the aggregate.

         SUBPART 2.3.2. Section 3.13 ("Disclosure") of the Credit Agreement is hereby amended in its entirety to read as follows:

                  SECTION 3.13. Disclosure. As of the Second Amendment Effective Date, neither this Agreement, any other Loan Document, nor any written statement made by a Senior Officer or Responsible Official of OrNda or any of its Subsidiaries to the Administrative Agent or any other Lender Party in connection with this Agreement, or any other Loan Document, contains any untrue statement of a material fact or, taken as a whole, omits a material fact necessary in order to make the statement made not misleading. As of the Second Amendment Effective Date, there is no fact known to OrNda or any of its Subsidiaries which would reasonably be expected to constitute a Material Adverse Effect that has not been disclosed to the Administrative Agent and the Lenders. No written statement (including all the information delivered from time to time pursuant to Section 5.1) made by a Senior Officer or Responsible Official of OrNda or any of its Subsidiaries after the Second Amendment Effective Date to the Administrative Agent or any other Lender Party in connection with this Agreement or any other Loan Document shall contain any untrue statement of a material fact or, taken as a whole, will omit a material fact necessary to make such statements not misleading.

         SUBPART 2.4. Amendments to Article V. Article V of the Credit Agreement is hereby amended in accordance with Subpart 2.4.1.

         SUBPART 2.4.1. Clause (s) of Section 5.1 ("Financial Statements, Reports, Notices, etc.") of the Credit Agreement is hereby amended in its entirety to read as follows:

                  (s) Notices of Permitted Acquisitions. On or prior to the consummation of any Permitted Acquisition, evidence of compliance with the applicable requirements, if any, of Sections 6.6(b)(ii) and (iii), which evidence in the case of Section 6.6(b)(ii) shall be in the form of the relevant calculations provided for in the Compliance Certificate.

         SUBPART 2.5. Amendments to Article VI. Article VI of the Credit Agreement is hereby amended in accordance with Subparts 2.5.1 through 2.5.4.

         SUBPART 2.5.1. Clause (l) of Section 6.1 ("Limitation on Indebtedness") of the Credit Agreement is hereby amended in its entirety to read as follows:

                  (l)  additional unsecured Indebtedness of any Credit
         Party not otherwise permitted by this Section 6.1 which, at the time incurred, together with any other Indebtedness then outstanding and permitted solely by this paragraph (l) and paragraphs (d), (f) (as such paragraph (f) relates to the extension, renewal or refinancing of Indebtedness incurred pursuant to paragraphs (d), (h) and (k)), (h),
         (j)(ii)(y) and (k), does not exceed $200,000,000 in the aggregate;

         SUBPART 2.5.2. Section 6.5 ("Limitation on Mergers and Consolidations, etc.") of the Credit Agreement is hereby amended in its entirety to read as follows:

                  SECTION 6.5. Limitation on Mergers and Consolidations, etc. Merge, consolidate or amalgamate with or into, or liquidate or dissolve, any Person, except mergers, consolidations, amalgamations, liquidations or dissolution (a) of a wholly-owned Subsidiary of OrNda into OrNda (with OrNda as the surviving entity) or into another wholly-owned Subsidiary of OrNda, and (b) of a Subsidiary of OrNda in a transaction constituting a Disposition permitted by Section 6.4 or an Acquisition permitted by Section 6.6. OrNda will have no Subsidiaries other than those referred to in Schedules 3.5(a) and (b) to the Second Amendment and those which are permitted to have been organized or acquired in accordance with this Section 6.5 and Sections 6.6 and 6.7.

         SUBPART 2.5.3. Section 6.6 ("Limitation on Acquisitions") of the Credit Agreement is hereby amended in its entirety to read as follows:

                  SECTION 6.6. Limitation on Acquisitions. (a) Directly or indirectly, make any Acquisition, or enter into any agreement to make any Acquisition, or make any public announcement or disclosure of any intent to make any Acquisition, except (i) if each (if any), letter of intent, commitment letter, purchase agreement or similar agreement and public announcement relating to the subject Acquisition expressly provides that the consummation of such Acquisition is subject to the approval of the Required Lenders, (which approval, the parties hereto agree, may be granted or withheld in the sole discretion of the Required Lenders), or (ii) subject to paragraph (b), for Permitted Acquisitions for consideration consisting of any combination of (A) Cash, (B) Cash Equivalents, (C) common stock of OrNda (valued at the market value thereof as of the date the relevant definitive purchase agreement is entered into), (D) other securities or property of OrNda or any Consolidated Subsidiary (valued in good faith by the Board of Directors of OrNda or the Executive Committee thereof), (E) the assumption of any Indebtedness that would be classified as long term indebtedness on a consolidated balance sheet of OrNda, which consists of borrowed funds, or which is secured by any material asset (valued at the principal amount thereof), (F) any other consideration (valued in good faith by the Board of Directors of OrNda or the Executive Committee thereof) or (G) any combination of the foregoing.

                  (b) No Permitted Acquisition (including, without limitation, no Proposed Acquisition) (i) shall be made or committed to be made if a Default or Event of Default exists at the time of such Permitted Acquisition or would result therefrom, (ii) requiring the aggregate payment by OrNda and its Subsidiaries of more than $100,000,000 shall be consummated if OrNda fails to establish, no later than the date of consummation of such Permitted Acquisition, compliance on a pro forma historical basis with Sections 6.22 and 6.23 for a period of 12 consecutive calendar months immediately preceding the consummation of each such Permitted Acquisition, (iii) shall be consummated if OrNda fails to establish, no later than the date of consummation of such Permitted Acquisition, to the Administrative Agent's reasonable satisfaction that no material environmental liabilities are being assumed by OrNda or any of its Subsidiaries, in connection with any such Permitted Acquisition, or (iv) requiring the aggregate payment by OrNda and its Subsidiaries of more than $180,000,000 shall be consummated unless such Permitted Acquisition has been approved by the Required Lenders. As used in clauses (ii) and (iv) of the immediately preceding sentence, "aggregate payment" means (A) Cash (other than Net Equity Cash Proceeds used, within one year of the receipt thereof by any Borrower or any Consolidated Subsidiary, to pay the purchase price obligations of such Permitted Acquisition), (B) assumed Indebtedness for borrowed money, and/or (C) any Acquisition CAPEX.

         SUBPART 2.5.4. Section 6.19 ("Limitation on Capital Expenditures") of the Credit Agreement is hereby amended in its entirety to read as follows:

                  SECTION 6.19. Limitation on Capital Expenditures. Make or incur any obligation to make Consolidated Capital Expenditures during any Fiscal Year of OrNda in excess of $200,000,000 (such amount to be increased, dollar-for-dollar, in each Fiscal Year of OrNda following the Restatement Effective Date, by the CAPEX Step-Up Amount, if any, for such Fiscal Year); provided, however, that to the extent that OrNda or any Consolidated Subsidiary shall have made a Capital Expenditure for the acquisition or construction of any assets which are the subject of any Sale and Leaseback Transaction under a lease that qualifies under GAAP as an Operating Lease within six months of the consummation of such acquisition or the completion of such construction, the amount originally applied against the Capital Expenditure basket provided in this Section 6.19 as usage thereof shall, to the full extent of any Short-Term Sale and Leaseback Proceeds realized within such six-month period, be restored as if such Capital Expenditure had not occurred.

         SUBPART 2.6. Conforming Amendments to Exhibit E to Credit Agreement. Exhibit E (Form of Compliance Certificate) to the Credit Agreement is hereby amended in its entirety to read as set forth in Annex I attached hereto.

         SUBPART 2.7. Covenant Compliance and Rates and Fees in Respect of Loans and Letters of Credit outstanding or issued prior to the Second Amendment Effective Date. Notwithstanding anything in the foregoing to the contrary, any determination of applicable interest rates and fees in respect of Loans and Letters of Credit outstanding or issued under the Credit Agreement prior to the Second Amendment Effective Date, and any determination of compliance with the provisions of the Credit Agreement (including with the financial covenants set forth in Article VI of the Credit Agreement) for any period prior to the Second Amendment Effective Date, shall be made pursuant to the terms of the Credit Agreement as in effect immediately prior to the Second Amendment Effective Date and the defined terms applicable to any such determination shall have the meanings provided in the Credit Agreement as in effect immediately prior to the Second Amendment Effective Date.


                                    PART III

                     CONDITIONS TO EFFECTIVENESS; EXPIRATION

         SUBPART 3.1. Second Amendment Effective Date. This Amendment, and the amendments and modifications contained herein, shall be and become effective on the date (the "Second Amendment Effective Date") when each of the conditions set forth in this Subpart 3.1 shall have been fulfilled to the satisfaction of the Administrative Agent and each of the Lenders; provided, that, such date shall occur prior to the termination date set forth in Subpart 3.2.

         SUBPART 3.1.1. Execution of Counterparts. The Co- Syndication Agents shall have received counterparts of this Amendment, duly executed and delivered on behalf of the Borrowers, the Guarantors, the Co-Syndication Agents and each other Lender Party.

         SUBPART 3.1.2. Notes. The Co-Syndication Agents shall have received, for the account of each Lender, such Lender's replacement Notes, dated the Second Amendment Effective Date, each duly completed and executed by a Senior Officer of each Borrower and conforming to the requirements of Section 2.26 of the Amended Credit Agreement. In addition, each Lender shall have delivered to the Administrative Agent each of its existing Notes, and the Administrative Agent shall have marked such notes "replaced" and returned them to the Borrowers.

         SUBPART 3.1.3. Supporting Documents of Credit Parties. The Co-Syndication Agents shall have received from each Credit Party copies for each Lender of the following:

                  (a) a copy of each Credit Party's certificate of incorporation or limited partnership, as the case may be, certified as of a date reasonably near (but prior to) the Second Amendment Effective Date, by the Secretary of State of the State of such Credit Party's incorporation or formation, as the case may be, or a representation and warranty from such Credit Party (other than a Borrower) that the certificate of incorporation or limited partnership, as the case may be, of such Credit Party (other than a Borrower) has not been amended or modified since the Restatement Effective Date if such Credit Party (other than a Borrower) were a party to the Existing Credit Agreement on the Restatement Effective Date;

                  (b) a certificate of each such Secretary of State, dated as of a date reasonably near (but prior to) the Second Amendment Effective Date, as to the good standing of and payment of taxes by such Credit Party which, in the case of each Credit Party, lists the charter documents on file in the office of such Secretary of State;

                  (c) a certificate dated as of a date reasonably near (but prior to) the Second Amendment Effective Date as to the good standing of each Credit Party issued by the Secretary of State of each jurisdiction in which such Credit Party is qualified as a foreign corporation; and

                  (d) a certificate of the Secretary or general partner, as the case may be, of each Credit Party dated the Second Amendment Effective Date and certifying, as applicable, (i) that attached thereto is a true and complete copy of the bylaws or limited partnership agreement, as the case may be, of such Credit Party as in effect on the date of such certification or a representation and warranty from such Credit Party (other than a Borrower) that the bylaws or limited partnership agreement, as the case may be, of such Credit Party (other than a Borrower) has not been amended or modified since the Restatement Effective Date if such Credit Party (other than a Borrower) were a party to the Existing Credit Agreement on theRestatement Effective Date, (ii) that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors or partnership action adopted by the general partner(s), as the case may be, of such Credit Party authorizing the execution, delivery and performance of this Amendment and the replacement Notes and (iii) as to the incumbency and specimen signature of each officer or general partner, as the case may be, executing this Amendment or the replacement Notes on behalf of such Credit Party (such certificate to contain a certification by another officer or general partner, as the case may be, or authorized signatory of such Credit Party as to the incumbency and signature of each such Secretary or general partner, as the case may be, signing the certificate referred to in this clause
         (d)) or a representation and warranty from such Credit Party (other than a Borrower) that the incumbencies of the officers or general partners, as the case may be, authorized to execute the Existing Credit Agreement on behalf of such Credit Party (other than a Borrower) has not been amended or modified since the Restatement Effective Date. The Co-Syndication Agents and the other Lender Parties may conclusively rely on each such certificate until they shall have received a further certificate of the Secretary or general partner, as the case may be, of each such Credit Party cancelling or amending such prior certificate.

         SUBPART 3.1.4. Required Consents and Approvals. All required consents and approvals shall have been obtained with respect to the amendments and transactions contemplated hereby from (i) all Governmental Authorities with jurisdiction over the business, assets, properties or activities of the Credit Parties and (ii) any other entity (including any trustee party to any Subordinated Indenture) whose consent or approval the Co-Syndication Agents deem necessary or appropriate to effect the transactions contemplated hereby.

         SUBPART 3.1.5. Solvency Certificate. The Co-Syndication Agents shall have received, with copies for each Lender, a solvency certificate in substantially the form of Annex II attached hereto, duly executed by either the chief financial officer or treasurer of OrNda and dated the Second Amendment Effective Date.

         SUBPART 3.1.6.  Closing Date Certificates.  The
Co-Syndication Agents shall have received, with copies for each Lender, an appropriate Closing Date Certificate duly executed by the chief financial or executive officer or treasurer of each Borrower and dated the Second Amendment Effective Date, in which certificate each Borrower shall agree and acknowledge that the statements made therein shall be true and correct representations and warranties of such Borrower as of such date. All documents and agreements appended to the Closing Date Certificate shall be in form and substance satisfactory to the Co-Syndication Agents and the Lenders.

         SUBPART 3.1.7. Opinions of Counsel. The Co-Syndication Agents shall have received, with copies for each Lender, the favorable written opinions dated the date of the Credit Extension and addressed to the Co-Syndication Agents and the Lenders of

                  (a) Skadden, Arps, Slate, Meagher & Flom, special New York and California counsel to the Credit Parties, substantially in the form of Annex III-A attached hereto; and

                  (b) Ronald P. Soltman, Esq., counsel of OrNda, substantially in the form of Annex III-B attached hereto.

         SUBPART 3.1.8. Payment of Fees. The Administrative Agent shall have received (a) for each Lender an amendment fee equal to the sum of (i) 7.5 basis points on such Lender's Existing Total Exposure Amount plus (ii) 25 basis points on such Lender's New Exposure Amount and (b) all other fees payable to the Co-Syndication Agents on or prior to the Second Amendment Effective Date.

         SUBPART 3.1.9. Material Adverse Change. There has been no material adverse change in the consolidated financial condition, results of operations, assets, business, properties or prospects of OrNda and the Consolidated Subsidiaries, taken as a whole, from the circumstances as reflected in the audited financial statements of OrNda and the Consolidated Subsidiaries, OHC and its consolidated Subsidiaries, and AHM Acquisition and its consolidated Subsidiaries, in each case as of August 31, 1996, true and correct copies of which were delivered pursuant to Section 5.1(a) of the Credit Agreement.

         SUBPART 3.1.10. Other Documents. The Co-Syndication Agents shall have received such other documents as the Co-Syndication
Agents may reasonably request.

         SUBPART 3.1.11. Legal Details, etc. All documents executed or submitted pursuant hereto shall be satisfactory in form and substance to the Co-Syndication Agents and their counsel. The Co-Syndication Agents and their counsel shall have received all information and such counterpart originals or such certified or other copies or such materials as the Co-Syndication Agents or their counsel may reasonably request, and all legal matters incident to the transactions contemplated by this

Amendment shall be satisfactory to the Co-Syndication Agents and their counsel.

         SUBPART 3.2. Expiration. If the Second Amendment Effective Date shall not have occurred on or prior to December 2, 1996, the agreements of the parties hereto contained in this Amendment shall terminate effective immediately on such date and without any further action.


                                     PART IV

                         REALLOCATION AND ASSIGNMENT OF
                              LOANS AND COMMITMENTS

         SUBPART 4.1. Reallocation and Assignment of Loans and Commitments. Subject to the terms and conditions set forth in this Amendment (including Part
III), each Existing Lender agrees, severally and for itself alone, to assign the Loans and Commitments in accordance with this Subpart 4.1.

         SUBPART 4.1.1. Reallocation and Assignments. Each of the Existing Lenders, the Co-Syndication Agents and the Lenders agrees that upon the occurrence of the Second Amendment Effective
Date,

                  (a) each of the Existing Lenders with a Reducing Revolving Commitment shall be deemed to have sold and assigned to the Co-Syndication Agents the portion (if any) of such Existing Lender's Term Loans, Reducing Revolving Commitment and Reducing Revolving Loans and its Participation Interest in Letter of Credit Obligations, before giving effect to Part II hereof, which is in excess of the amount of such Existing Lender's Pro Rata Share of all outstanding Term Loans, Reducing Revolving Commitment, and outstanding Reducing Revolving Loans, and participation interest in all Letter of Credit Obligations, respectively, after giving effect to Part II hereof;

                  (b) the Co-Syndication Agents shall be deemed to have (i) purchased and assumed that portion of the Term Loans, Reducing Revolving Commitments and Reducing Revolving Loans and Participation Interests in Letter of Credit Obligations, of each Existing Lender which are being sold pursuant to paragraph (a) above and (ii) reallocated, sold and assigned such portions to the Lenders, and the Lenders shall be deemed to have purchased and assumed such portions being so sold and assigned, in such a manner and in such amounts so as to cause each Lender's Reducing Revolving Commitments and its Pro Rata Share of all Loans and Letter of Credit
         Obligations, including the portions thereof being sold to such Lender pursuant to this paragraph, to be in each case as set forth on Schedule I hereto.

         SUBPART 4.1.2.  Additional Provisions for Reallocations and
Assignments.

         (a) Each Existing Lender hereby represents and warrants to the Co-Syndication Agents and each Lender, that immediately before giving effect to
Part II hereof, (i) its Reducing Revolving Commitment, its Term Loans, its Reducing Revolving Loans and Participation Interest in Letter of Credit Obligations are in the amounts set forth on Schedule II hereto and that it is the legal and beneficial owner thereof; and (ii) to the extent that such Existing Lender is making a sale and assignment pursuant to Subpart 4.1.1, the rights and interests being assigned and sold are free and clear of any adverse claim or encumbrance created by such Existing Lender (other than any encumbrance to be released automatically upon receipt of payment in respect of such sale and assignment), and without recourse or representation or warranty of any kind whatsoever except for the representations and warranties set forth in this Subpart 4.1.2.

         (b) Each Co-Syndication Agent hereby represents and warrants to each Lender, that immediately before giving effect to the effectiveness of Subpart 4.1.1, to the extent the Co-Syndication Agents are making a sale and assignment pursuant to Subpart 4.1.1, the rights and interests being assigned and sold are free and clear of any adverse claim or encumbrance (other than any encumbrance to be released automatically upon receipt of payment in respect of such sale and assignment) created by such Co-Syndication Agent, and without recourse or representation or warranty of any kind whatsoever except for the representations and warranties set forth in this Subpart 4.1.2.

         (c) Each of the Lenders hereby acknowledges and agrees that (i) other than the representations and warranties contained in paragraphs (a) and (b) above, neither the Existing Lenders nor the Co-Syndication Agents have made representations or warranties or assumed any responsibility with respect to (x) any statements, warranties or representations made in or in connection with this Amendment or the execution, legality, validity, enforceability, genuineness or sufficiency of this Amendment, the Credit Agreement, or any other Loan Document, or (y) the financial condition of the Borrowers or any other Credit Party or the performance by the Borrowers or any other Credit Party of the Obligations; (ii) it has received such information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and; (iii) it has made and continues to make its own credit decisions in taking or not taking action under this Amendment, independently and without reliance upon the

Co-Syndication Agents or any Existing Lender (other than itself, if applicable).

         (d) The Borrowers, the Existing Lenders, the Administrative Agent and the Co-Syndication Agents agree that each Existing Lender which is making a sale and assignment pursuant to Subpart 4.1.1(a) shall, as of the Second Amendment Effective Date, relinquish its rights and be discharged and released from its obligations under this Amendment and the Credit Agreement to the extent of the rights and interests so sold and assigned.

         (e) The Borrowers, the Lenders, the Administrative Agent and the Co-Syndication Agents also agree that each Co-Syndication Agent shall, as of the Second Amendment Effective Date, relinquish its rights and be discharged and released from its obligations under this Amendment and the Credit Agreement to the extent of the rights and interests sold and assigned by it to the Lenders pursuant to Subpart 4.1.1(b)(ii).

         (f) Concurrently with the occurrence of the Second Amendment Effective Date, (i) each Lender which is purchasing any portion of Term Loans, Reducing Revolving Commitments and Reducing Revolving Loans and/or Participation Interests in Letter of Credit Obligations pursuant to Subpart 4.1.1(b)(ii) shall deliver to the Administrative Agent immediately available funds in the full amount of the purchase made by it, and (ii) the Administrative Agent shall, to the extent of the funds so received, disburse such funds to the Existing Lenders which are making sales and assignments pursuant to Subpart 4.1.1(a) in the amount of the portions so sold and assigned.

         (g) The Borrowers agree that, concurrently with the occurrence of the Second Amendment Effective Date, the Borrowers will (i) convert all Loans which are Fixed Rate Loans into Floating Rate Loans on the Second Amendment Effective Date, and (ii) jointly and severally pay to the Administrative Agent for the account of each Existing Lender all interest, fees and other amounts (including, without limitation, all amounts owed by the Borrowers under Section 2.15 of the Credit Agreement in respect of breakage for funding losses; but excluding principal) owed to such Existing Lender under the Credit Agreement.


                                     PART V

                         MISCELLANEOUS; REPRESENTATIONS

         SUBPART 5.1. Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified or otherwise required by the context, to such Part or Subpart of this Amendment.

         SUBPART 5.2. Loan Document and Assignment and Acceptance Pursuant to Credit Agreement.

         (a) This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement (and, following the Second Amendment Effective Date, the Amended Credit Agreement).

         (b) This Amendment shall be deemed to be an Assignment and Acceptance Agreement executed in accordance with the all of the terms and provisions of the Credit Agreement (and, following the Second Amendment Effective Date, the Amended Credit Agreement). Schedule III hereto contains the notice address of any Lenders which are not Existing Lenders.

         SUBPART 5.3. Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Credit Agreement and the other Loan Documents shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to or modification of any other term or provision of the Credit Agreement, any other Loan Document referred to therein or herein or of any transaction or further or future action on the part of any Borrower or any other Obligor which would require the consent of the Lenders under the Credit Agreement or any of the other Loan Documents.

         SUBPART 5.4. Payment of Fees and Expenses. The Borrowers, jointly and severally, hereby agree to pay and reimburse the Administrative Agent for all of its reasonable fees and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and related documents, including all reasonable fees and disbursements of counsel to the Administrative Agent.

         SUBPART 5.5. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         SUBPART 5.6. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SUBPART 5.7. Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE

OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATION LAW).

         SUBPART 5.8. Compliance with Warranties, No Default, etc. Both before and after giving effect to the occurrence of the Second Amendment Effective Date and the amendments to the Credit Agreement set forth above, the Borrowers represent and warrant the following statements shall be true and correct:

                  (a) the representations and warranties set forth in Article III and in Sections 7.13 and 9.15 of the Credit Agreement (excluding, however, Sections 3.6 and 3.17 of the Credit Agreement) shall, in each case, be true and correct in all material respects with the same effect as if made on and as of the Second Amendment Effective Date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date).

                  (b) except as disclosed by the Borrowers to the Co-Syndication Agents and Lenders pursuant to Sections 3.6 and 3.17 of the Credit Agreement,

                           (i) no labor controversy, litigation, arbitration or
                  governmental investigation or proceeding shall be pending or, to the best knowledge of the Borrowers (after due inquiry), threatened against the Borrowers or any of their Subsidiaries which would reasonably be expected to have a Material Adverse Effect or would adversely affect the legality, validity or enforceability of this Amendment, the Credit Agreement, the Notes or any other Loan Document; and

                           (ii) no development shall have occurred in any labor
                  controversy, litigation, arbitration or governmental investigation or proceeding disclosed pursuant to Sections 3.6 and 3.17 of the Credit Agreement which would reasonably be expected to have a Material Adverse Effect; and

                  (c) No Default shall have then occurred and be continuing, and neither the Borrowers nor any of their Subsidiaries is in material violation of any law or governmental regulation or court order or decree, which violation would, individually or in the aggregate, have a Material Adverse Effect.

         SUBPART 5.9. Additional General Representations. In order to induce the Lenders and the Agents to enter into this

Amendment, the Borrowers hereby additionally represent and warrant as follows:

                  (a) the execution and delivery of this Amendment and the performance by each of the Borrowers, each of their respective Subsidiaries and each other Obligor of each of their respective obligations hereunder, under each other Loan Document, under the Credit Agreement as amended hereby and, upon the occurrence of the Second Amendment Effective Date, under the Amended Credit Agreement are within such Person's corporate powers, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not (i) contravene such Person's organic documents, (ii) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting such Person or (iii) result in, or require the creation or imposition of, any Lien on any of such Person's properties (other than pursuant to a Loan Document); and

                  (b) this Amendment, each other Loan Document, the Credit Agreement as amended hereby and, upon the occurrence of the Second Amendment Effective Date, the Amended Credit Agreement are the legal, valid and binding obligations of each of the Borrowers, each of their respective Subsidiaries and each other Obligor enforceable in accordance with their respective terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and by principles of equity).

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the day and year first above written.

                                            BORROWERS:

                                            ORNDA HEALTHCORP


                                            By  /s/  Russell F. Tonnies
                                            Title: Vice President and Treasurer



                                            ORNDA HOSPITAL CORPORATION (formerly
                                            known as Summit Hospital
                                            Corporation)


                                            By  /s/  Russell F. Tonnies
                                            Title: Vice President and Treasurer



                                            AHM ACQUISITION CO., INC.


                                            By  /s/  Russell F. Tonnies
                                            Title: Vice President and Treasurer





                                            GUARANTORS:

                                            AHM CGH, INC.
                                            AHM GEMCH, INC.
                                            AHM JACKSON HOSPITAL INC.
                                            AHM MINDEN HOSPITAL, INC.
                                            AHM SMC, INC.
                                            AHM WCH, INC.
                                            AHMJV, INC.
                                            AMERICAN HEALTHCARE MANAGEMENT
                                                DEVELOPMENT COMPANY
                                            BONE MARROW/STEM CELL TRANSPLANT
                                                INSTITUTE OF FLORIDA, INC.
                                            CFMC LP, INC.
                                            CGH REALTY HOLDING, INC.
                                            CHHP, INC.
                                            CHR SERVICE CORP.
                                            CLINIC HOLDINGS, INC.

                                            CLINI-TECH LABORATORIES, INC.
                                            COASTAL COMMUNITIES HEALTH SYSTEMS,
                                                INC.
                                            COMMONWEALTH CONTINENTAL HEALTH
                                                CARE, INC.
                                            COMMONWEALTH CONTINENTAL HEALTH CARE
                                                III, INC.
                                            CORAL GABLES HOSPITAL, INC.
                                            CORAL GABLES HOSPITAL PARTNERS, INC.
                                            CVHS HOSPITAL CORPORATION
                                            CYPRESS FAIRBANKS MEDICAL CENTER,
                                                INC.
                                            DAVENPORT MEDICAL CENTER, INC.
                                            DOCTORS' HOSPITAL MEDICAL CENTER,
                                                INC.
                                            EGH, INC.
                                            FMC CENTER, INC.
                                            FOUNTAIN VALLEY HEALTH CARE, INC.
                                            FOUNTAIN VALLEY IMAGING CORPORATION
                                            FOUNTAIN VALLEY PHARMACY, INC.
                                            FOUNTAIN VALLEY REGIONAL HOSPITAL &
                                                MEDICAL CENTER
                                            FRENCH HOSPITAL MEDICAL CENTER
                                            GCPG, INC.
                                            GGH, INC.
                                            GULF COAST COMMUNITY HOSPITAL, INC.
                                            HARBOR VIEW HEALTH SYSTEMS, INC.
                                            HARBOR VIEW MEDICAL CENTER
                                            HCW, INC.
                                            HEALTH CHOICE ARIZONA, INC.
                                            HEALTH CHOICE HMO, INC.
                                            HEALTH CHOICE PARTNERS, INC.
                                            HEALTH HOLDING COMPANY, INC.
                                            HEALTH RESOURCES CORPORATION OF
                                                AMERICA - CALIFORNIA
                                            HEALTH RESOURCES CORPORATION OF
                                                AMERICA - FLORIDA
                                            HNMC, INC.
                                            HNPG, INC.
                                            HOUSTON NORTHWEST HEALTH SYSTEM,
                                                INC.
                                            HOUSTON NORTHWEST HOME HEALTHCARE,
                                                INC.
                                            HOUSTON NORTHWEST MANAGEMENT
                                                SERVICES, INC.
                                            HOUSTON NORTHWEST MEDICAL CENTER,
                                                INC.
                                            HOUSTON NORTHWEST PROVIDERS
                                            ALLIANCE, INC.
                                            INDIANAPOLIS HEALTH SYSTEMS, INC.
                                            LANDER VALLEY REGIONAL MEDICAL
                                                CENTER
                                            LBPG, INC.
                                            LCMH, INC.
                                            LEWISBURG COMMUNITY HOSPITAL, INC.
                                            MANAGED HEALTH ALLIANCE
                                            MCF, INC.
                                            MCS ADMINISTRATIVE SERVICES, INC.

                                            MEDI-HEALTH OF FLORIDA, INC.
                                            MESA GENERAL HOSPITAL MEDICAL
                                                CENTER, INC.
                                            MIDWAY HOSPITAL MEDICAL CENTER, INC.
                                            MONTEREY PARK HOSPITAL
                                            NAI COMMUNITY HOSPITAL OF PHOENIX,
                                                INC.
                                            NLVH, INC.
                                            NLVPG OF NEVADA, INC.
                                            OHM HEALTH INITIATIVES, INC
                                            OHM SERVICES, INC.
                                            ORNDA ACQUISITION CORPORATION
                                            ORNDA ACCESS, INC.
                                            ORNDA AMBULATORY NETWORK, INC.
                                            ORNDA HEALTH INITIATIVES, INC.
                                            ORNDA HEALTHCHOICE, INC.
                                            ORNDA HEALTHCORP OF FLORIDA, INC.
                                            ORNDA HEALTHCORP OF MASSACHUSETTS,
                                                INC.
                                            ORNDA HEALTHCORP OF PHOENIX, INC.
                                            ORNDA HOSPITAL INVESTMENT CORP.
                                            ORNDA INVESTMENTS, INC.
                                            ORNDA MANAGEMENT SERVICES, INC.
                                            ORNDA OF SOUTH FLORIDA, INC.
                                            ORNDA OF SOUTH FLORIDA SERVICES
                                                CORPORATION
                                            ORNDA PHYSICIANS SERVICES, INC.
                                            ORNDA RECEIVABLES CO.
                                            POWAY HEALTH SYSTEMS, INC.
                                            PREMIER HEALTH RESOURCES, INC.
                                            PROVIDENT NURSING HOMES, INC.
                                            PSH, INC.
                                            QUALICARE OF MISSISSIPPI, INC.
                                            QUALICARE OF WYOMING, INC.
                                            REPUBLIC HEALTH CORPORATION OF
                                                CENTRAL GEORGIA
                                            REPUBLIC HEALTH CORPORATION OF
                                                INDIANAPOLIS
                                            REPUBLIC HEALTH CORPORATION OF
                                                MEREDIAN
                                            REPUBLIC HEALTH CORPORATION OF
                                                MESQUITE
                                            REPUBLIC HEALTH CORPORATION OF NORTH
                                                MIAMI
                                            REPUBLIC HEALTH CORPORATION OF
                                                ROCKWALL COUNTY
                                            REPUBLIC HEALTH CORPORATION OF SAN
                                                BERNARDINO
                                            REPUBLIC HEALTH CORPORATION OF TEXAS
                                            REPUBLIC HEALTH OF NORTH TEXAS, INC.
                                            REPUBLIC HEALTH PARTNERS, INC.
                                            RHC FLORIDA, INC.
                                            RHC PARKWAY, INC.
                                            RHCMS, INC.
                                            RHPC, INC.

                                            S.C. CAL., INC.
                                            S.C. MANAGEMENT, INC.
                                            S.C. SAN ANTONIO, INC.
                                            SAN JUAN MEDICAL CENTER, INC.
                                            SANTA ANA HOSPITAL MEDICAL CENTER,
                                                INC.
                                            SHL/O CORP.
                                            SNF PHARMACY, INC.
                                            SOUTH FLORIDA PHYSICIANS SERVICES,
                                                INC.
                                            SOUTH PARK MEDICAL CENTER, INC.
                                            ST. LUKE MEDICAL CENTER
                                            STH CORPORATION
                                            THE DAVENPORT CLINIC, INC.
                                            TUSCON GENERAL HOSPITAL, INC.
                                            USDHC, INC.
                                            VALLEY COMMUNITY HOSPITAL
                                            WCH MANAGEMENT SERVICES, INC.
                                            WEST LOS ANGELES HEALTH SYSTEMS,
                                                INC.
                                            WESTCENTER REHABILITATION FACILITY,
                                                INC.
                                            WHITTIER HOSPITAL MEDICAL CENTER,
                                                INC.
                                            WOODLAND PARK HOSPITAL, INC.
                                            WPH MANAGEMENT SERVICES, INC.


                                            By  /s/  Russell F. Tonnies
                                            Title: Vice President and Treasurer



                                            BROTMAN PARTNERS, L.P.

                                            By West Los Angeles Health Systems,
                                            Inc., its sole general partner


                                            By  /s/  Russell F. Tonnies
                                            Title: Vice President and Treasurer



                                            FLORIDA MEDICAL CENTER, LTD.,

                                            By MCF, Inc., its sole general
                                            partner


                                            By  /s/  Russell F. Tonnies
                                            Title: Vice President and Treasurer

                                         FOUNTAIN VALLEY IMAGING CENTER LIMITED
                                         PARTNERSHIP,

                                         By Fountain Valley Imaging Corporation,
                                         its sole general partner


                                         By  /s/  Russell F. Tonnies
                                         Title: Vice President and Treasurer



                                         FOUNTAIN VALLEY OUTPATIENT SURGICAL
                                         CENTER LIMITED PARTNERSHIP,

                                         By Fountain Valley Health Care, Inc.,
                                         its sole general partner


                                         By  /s/  Russell F. Tonnies
                                         Title: Vice President and Treasurer



                                         GARLAND COMMUNITY HOSPITAL, LTD.,

                                         By GCPG, Inc., its sole general partner


                                         By  /s/  Russell F. Tonnies
                                         Title: Vice President and Treasurer



                                         HARBOR VIEW HEALTH PARTNERS, L.P.

                                         By Harbor View Health Systems, Inc.,
                                         its sole general partner


                                         By  /s/  Russell F. Tonnies
                                         Title: Vice President and Treasurer

                                         LAKE POINTE MEDICAL CENTER, LTD.

                                         By Republic Health Partners, Inc., its
                                         sole general partner


                                         By  /s/  Russell F. Tonnies
                                         Title: Vice President and Treasurer



                                         NEW MEDICAL HORIZONS II, LTD.

                                         By   Cupress Fairbanks Medical Center,
                                         Inc., its sole general partner


                                         By  /s/  Russell F. Tonnies
                                         Title: Vice President and Treasurer



                                         S.V. HOSPITAL, L.L.C.,

                                         By OrNda Hospital Investment Corp.,
                                         as Managing Member


                                         By  /s/  Russell F. Tonnies
                                         Title: Vice President and Treasurer



                                         WHITTIER SURGERY CENTER, L.P.

                                         By Whittier Hospital Medical Center,
                                         Inc., its sole general partner


                                         By  /s/  Russell F. Tonnies
                                         Title: Vice President and Treasurer

                                         WINONA MEMORIAL HOSPITAL LIMITED
                                         PARTNERSHIP

                                         By Republic Health Corporation of
                                         Indianapolis, its sole general
                                         partner


                                         By  /s/  Russell F. Tonnies
                                         Title: Vice President and Treasurer

                                         THE BANK OF NOVA SCOTIA, as
                                         Administrative Agent, a
                                         Co-Syndication Agent, a Letter
                                         of Credit Issuer and a Lender


                                         By  /s/  Dana Maloney
                                         Title: Relationship Manager



                                         CITICORP USA INC., as Documentation
                                         Agent, a Co-Syndication Agent, a
                                         Letter of Credit Issuer and a Lender


                                         By  /s/  Margaret Au Brown
                                         Title: Managing Director



                                         GENERAL ELECTRIC CAPITAL CORPORATION,
                                         as a Co-Agent and a Lender


                                         By  /s/  Cheryl P. Boyd
                                         Title: Vice President



                                         THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                         NEW YORK BRANCH, as a Co-Agent and a
                                         Lender


                                         By  /s/  Junri Oda
                                         Title: Senior Vice President
                                         and Senior Manager



                                         THE LONG-TERM CREDIT BANK OF JAPAN
                                         LIMITED, NEW YORK BRANCH, as a Co-
                                         Agent and a Lender


                                         By  /s/  John Sullivan
                                         Title: Joint General Manager

                                         NATIONSBANK N.A., as a Co-Agent and a
                                         Lender


                                         By  /s/  S. Walker Choppin
                                         Title: Senior Vice President



                                         THE TORONTO-DOMINION BANK, as a
                                         Co-Agent and a Lender


                                         By  /s/  Frederic B. Hawley
                                         Title: Manager, Credit Administration



                                         WELLS FARGO BANK, as a Co-Agent and a
                                         Lender


                                         By  /s/  Kathleen S. Barnes
                                         Title: Vice President



                                         AMSOUTH BANK OF ALABAMA, as a Lead
                                         Manager and a Lender


                                         By  /s/  Timothy L. Vardaman
                                         Title: Officer



                                         BANK OF AMERICA NT & SA, as a Lead
                                         Manager and a Lender


                                         By  /s/  Wyatt R. Ritchie
                                         Title: Managing Director

                                         CORESTATES BANK, N.A., as a Lead
                                         Manager and a Lender


                                         By  /s/  Elizabeth D. Morris
                                         Title: Vice President



                                         CREDIT LYONNAIS CAYMAN ISLAND BRANCH,
                                         as a Lender


                                         By  /s/  Farboud Tavangar
                                         Title: Authorized Signature



                                         CREDIT LYONNAIS NEW YORK BRANCH, as a
                                         Lead Manager and a Lender


                                         By  /s/  Farboud Tavangar
                                         Title: Authorized Signature



                                         CREDITANSTALT-BANKVEREIN, as a Lead
                                         Manager and a Lender


                                         By  /s/  Richard P. Buckanavage
                                         Title: Vice President


                                         By  /s/  Alan B. Offenberg
                                         Title: Senior Associate

                                         DEUTSCHE BANK AG, NEW YORK AND/OR
                                         CAYMAN ISLANDS BRANCH, as Lead
                                         Managers and Lenders


                                         By  /s/  Alka Jain Goyal
                                         Title: Assistant Vice President


                                         By  /s/  Ian Stewart
                                         Title: Assistant Vice President



                                         ABN-AMRO BANK, as a Lender


                                         By  /s/  Larry Kelley
                                         Title: Group Vice President


                                         By  /s/  Robert Budnek
                                         Title: Assistant Vice President



                                         BANC ONE, as a Lender


                                         By  /s/  Glenn T. Campbell
                                         Title: Vice President



                                         BANK OF IRELAND, GRAND CAYMAN BRANCH,
                                         as a Lender


                                         By  /s/  Roger M. Burns
                                         Title: Vice President

                                         DRESDNER BANK, AG, NEW YORK BRANCH AND
                                         GRAND CAYMAN BRANCH, as a Lender


                                         By  /s/  Andrew P. Nesi
                                         Title: Vice President


                                         By  /s/  B. Craig Erickson
                                         Title: Vice President



                                         FIRST AMERICAN NATIONAL BANK, as a
                                         Lender


                                         By  /s/  Allison H. Jones
                                         Title: Senior Vice President




                                         FIRST UNION NATIONAL BANK OF NORTH
                                         CAROLINA, as a Lender


                                         By  /s/  Ann M. Dodd
                                         Title: Senior Vice President



                                         FLEET NATIONAL BANK, as a Lender


                                         By  /s/  Ginger Stolzenthaler
                                         Title: Vice President



                                         MERRILL LYNCH SENIOR FLOATING RATE
                                         FUND, INC., as a Lender


                                         By  /s/  R. Douglas Henderson
                                         Title: Authorized Signatory

                                         MICHIGAN NATIONAL BANK, as a Lender


                                         By  /s/  Lisa Davidson McKinnon
                                         Title: Vice President



                                         THE MITSUBISHI TRUST AND BANKING
                                         CORPORATION, CHICAGO BRANCH, as a
                                         Lender


                                         By  /s/  Masaaki Yamagishi
                                         Title: Chief Manager



                                         FLEET BANK, N.A. successor to NATWEST
                                         BANK N.A., as a Lender


                                         By  /s/  Pauline McHugh
                                         Title: Vice President



                                         PNC BANK KENTUCKY, INC., as a Lender


                                         By  /s/  Kathryn M. Bohr
                                         Title: Vice President



                                         RESTRUCTURED OBLIGATIONS BACKED BY
                                         SENIOR ASSETS, B.V., as a Lender

                                         By Chancellor LGT Senior Secured
                                         Management Inc. as Portfolio Advisor


                                         By  /s/  Stephen M. Alfieri
                                         Title: Managing Director

                                         STICHTING RESTRUCTURED OBLIGATIONS
                                         BACKED BY SENIOR ASSETS 2, (ROSA 2),
                                         as a Lender

                                         By Chancellor LGT Senior Secured
                                         Management Inc. as Portfolio Advisor


                                         By  /s/  Stephen M. Alfieri
                                         Title: Managing Director



                                         THE SUMITOMO BANK, LTD., CHICAGO
                                         BRANCH, as a Lender


                                         By  /s/  E.B. Buchanan, Jr.
                                         Title: Vice President


                                         By  /s/  Diane M. Rhoades
                                         Title: Executive Officer



                                         THE SUMITOMO TRUST & BANKING CO., LTD.,
                                         NEW YORK BRANCH, as a Lender


                                         By  /s/  Suraj P. Bhatia
                                         Title: Senior Vice President
                                         Manager, Corporate Finance Dept.



                                         SUNTRUST BANK, NASHVILLE, N.A., as a
                                         Lender


                                         By  /s/  Mark D. Matteson
                                         Title: Vice President



                                         UNITED STATES NATIONAL BANK OF OREGON,
                                         as a Lender


                                         By  /s/  Chris J. Karlin
                                         Title: Vice President